UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2021

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		001-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, on May 27, 2021, Arcosa, Inc. (the “Company”) announced the appointment of Gail Peck, the Company’s then-current Senior Vice President, Finance and Treasurer, as the Company’s Chief Financial Officer and Treasurer. At the time of the appointment, the Company had not approved a compensation change with respect to Ms. Peck’s new appointment. This Current Report on Form 8-K/A amends the Initial Form 8-K filed on May 27, 2021.
In connection with Ms. Peck’s promotion, on June 7, 2021, the Human Resources Committee of the Company’s Board of Directors (the “HR Committee”) approved an increase of Ms. Peck’s i) annual base salary to $425,000 (the “New Base Salary”), ii) 2021 target Annual Incentive Compensation to $284,750, equal to 67% of the New Base Salary, and iii) 2021 target Long-Term Incentive Compensation to $500,000, equal to 118% of the New Base Salary. To reflect the increase in Ms. Peck’s target Long-Term Incentive Compensation, the HR Committee approved a one-time promotional grant of 1,769 performance-based restricted stock units (“PRSUs”) and 1,179 time-based RSUs (“TRSUs”) to Ms. Peck. The number of shares of the Company’s common stock issuable under the PRSUs is based upon the applicable performance goals determined by the HR Committee, consistent with the goals established for other senior executives of the Company who received similar awards for the performance period of 2021 – 2023. The TRSUs will vest in equal annual installments each year on the one-year anniversary of the grant date over the next three years subject to Ms. Peck’s continuous service as of such vesting dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.

June 10, 2021	By:	/s/ Bryan P. Stevenson
Name: Bryan P. Stevenson
Title: Chief Legal Officer